UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 19, 2024

Date of Report (Date of earliest event reported)

NUKKLEUS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Blvd. Jersey City, New Jersey	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-791-4663

Brilliant Acquisition Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, the Board of Directors (the “Board”) of Nukkleus Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, expanded the Board from six members to seven members and appointed Colonel Derek Campbell to the Board, effective immediately. Mr. Campbell will hold office until the next annual meeting of the shareholders and until his successor has been elected or until his earlier resignation or removal.

Mr. Campbell’s background spans the energy, natural resources, infrastructure, security, and defense sectors. He currently serves as the Group Managing Partner of LVC Global Holdings, LLC, an international asset acquisition, investment, and consulting platform with a focus on Emerging and Frontier Markets, particularly Africa. As an accomplished business leader and a Colonel in the United States Marine Corps Reserves, Campbell previously held high-level positions in the U.S. military, including key roles in African countries such as Nigeria and South Sudan.

Mr. Campbell will participate in the Company’s standard compensation arrangements for non-employee directors, as more particularly described in the proxy statement/prospectus filed with the Securities and Exchange Commission on November 14, 2023.

There is no arrangement or understanding between Mr. Campbell and any other person pursuant to which Mr. Campbell was elected as a director of the Company.

Item 7.01 Regulation FD Disclosure.

On January 26, 2024, the Company issued a press release announcing the appointment of Mr. Campbell to the Board of the Company. A copy of the press release filed with this Current Report on Form 8-K as Exhibit 99.1.

The information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01. Exhibits

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
99.1	Press Release dated January 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nukkleus Inc. (Registrant)

Dated: January 26, 2024	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	Chief Executive Officer